UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oclaro, Inc.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Oclaro, Inc. Supplemental Proxy Materials Dated September 22, 2010
IMPORTANT PROXY CORRECTION
On September 9, 2010, Oclaro, Inc. (“Oclaro”) filed a Definitive Proxy Statement for the Annual Meeting of Stockholders to be held on October 27, 2010. We would like to alert you to a clerical error in our Notice of Annual Meeting of Stockholders, proxy statement and form of proxy. These materials incorrectly state, in the Notice of Annual Meeting of Stockholders, on pages 3, 33, 34 and A-2 of the proxy statement and on the form of proxy, that Proposal 2 involves an increase in the number of shares reserved for issuance under our Amended and Restated 2004 Stock Incentive Plan from 19,000,000 shares to 23,000,000 shares. These numbers are incorrect because they do not give effect to the 1-for-5 reverse stock split we effected on April 29, 2010. The correct description of Proposal 2 is set forth below:
“2. To approve an amendment and restatement of the Oclaro, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to (i) increase the number of shares reserved for issuance thereunder from 3,800,000 shares to 7,800,000 shares, (ii) provide that each share underlying a “full value” award (such as a restricted stock award or restricted stock unit) made after stockholder approval of the amended and restated Plan will be counted as 1.25 shares for purposes of the Plan, (iii) provide that shares tendered to the Company by a Plan participant after stockholder approval of the amended and restated Plan to pay the exercise price of an award or applicable withholding taxes shall not become available for reuse under the Plan and (iv) to provide for a new 10-year term of the Plan beginning on the date that the amended and restated Plan is approved by our stockholders.”
We have attached as Annexes I and II corrected forms of our proxy and the “Important Notice Regarding the Availability of Proxy Materials” you may have received by mail. We have also attached as Annex III a revised Notice of Annual Meeting of Stockholders (i.e. the first page of our proxy statement), alerting stockholders to the correction. These corrected materials will also be made available to stockholders at www.proxyvote.com or by mail.
If you have not yet voted, please follow the instructions in the proxy statement and/or on the corrected “Important Notice Regarding the Availability of Proxy Materials” in order to cast your vote. If you have already voted and do not wish to change your vote, you do not need to take any further action. If you have already voted and would like to change your vote, you may do so (i) by mailing a later dated proxy relating to the same shares, (ii) by following the instructions for voting by Internet or telephone that appear either on your proxy card, in our proxy statement, in the corrected “Important Notice Regarding the Availability of Proxy Materials,” or (iii) by attending the annual meeting and voting in person.
Stockholders are urged to read our proxy statement before making any voting decision, and may obtain a copy free of charge from the SEC’s website at www.sec.gov or from our website at www.oclaro.com.

ANNEX I
CORRECTED Form of Proxy

OCLARO, INC.	VOTE BY INTERNET — www.proxyvote.com
2584 JUNCTION AVENUE SAN JOSE, CA 95134	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M27075-P01378	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
CORRECTED PROXY CARD
THIS CORRECTED PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCLARO, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

Vote on Directors		☐	☐	☐
1.	Election of Directors: Nominees: 01) Alain Couder 02) Joel A. Smith III

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:					For Against Abstain

2.	Amend and restate the 2004 Stock Incentive Plan to approve, among other things, an increase of the shares reserved under the Amended and Restated 2004 Stock Incentive Plan pool from 3,800,000 shares to 7,800,000 shares.				☐ ☐ ☐

3.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year.				☐ ☐ ☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2010 Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M27076-P01378

CORRECTED PROXY

OCLARO, INC.
ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 27, 2010 2:00 PM PDT

This proxy is solicited by the Board of Directors of Oclaro, Inc. (the “Company”)
     The undersigned, having received notice of the annual meeting of stockholders and the proxy statement thereof and revoking all prior proxies, hereby appoints Alain Couder, Kate Rundle, and Jerry Turin (each with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of the Company to be held on October 27, 2010 at the Company’s headquarters, 2584 Junction Avenue, San Jose, California, and any adjourned or postponed session thereof, and vote and act as indicated upon the matters on the reverse side in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present.
     Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.
Unless voting these shares by the Internet or telephone, please vote, date and sign on the reverse side and return promptly in the enclosed postage pre-paid envelope.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes / Comments:

(If you noted any Address Changes / Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNEX II
CORRECTED “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on October 27, 2010”
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 27, 2010

OCLARO, INC.

OCLARO, INC.
2584 JUNCTION AVENUE
SAN JOSE, CA 95134

M27079-P01378

Meeting Information Meeting Type: Annual For holders as of: September 7, 2010 Date: October 27, 2010 Time: 2:00 p.m., PDT Location: Oclaro, Inc. 2584 Junction Avenue San Jose, CA 95134

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	2010 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow	è	XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

		1) BY INTERNET:	www.proxyvote.com
		2) BY TELEPHONE:	1-800-579-1639
		3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the
box marked by the arrow	è	XXXX XXXX XXXX	(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 13, 2010 to facilitate timely delivery.
—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
M27080-P01378

Voting Items – CORRECTED

The Board of Directors recommends that
you vote FOR the following:
1.	Election of Directors

Nominees:

01) Alain Couder

02) Joel A. Smith III
The Board of Directors recommends you vote FOR the following proposals:
2.	Amend and restate the 2004 Stock Incentive Plan to approve, among other things, an increase of the shares reserved under the Amended and Restated 2004 Stock Incentive Plan pool from 3,800,000 shares to 7,800,000 shares.

3.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year.
M27081-P01378

ANNEX III
REVISED “Notice of Annual Meeting of Stockholders” Identifying Correction to Proposal 2

* The reference to “19,000,000 shares to 23,000,000 shares” highlighted in Proposal 2 below contains a clerical error. The corrected totals are “3,800,000 shares to 7,800,000 shares”. Please review the IMPORTANT PROXY CORRECTION for further information BEFORE casting your vote.

OCLARO, INC.
2584 Junction Avenue
San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 27, 2010

To the Stockholders of Oclaro, Inc.:

The annual meeting of stockholders of Oclaro, Inc., a Delaware corporation (“Oclaro,” “we,” “us” or “our”), will be held on Wednesday, October 27, 2010, at 2:00 p.m., local time, at our corporate headquarters, 2584 Junction Avenue, San Jose, California, for the purpose of considering and voting upon the following matters:

1. To elect two Class III directors to serve three-year terms.

2. To approve an amendment and restatement of the Oclaro, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to (i) increase the number of shares reserved for issuance thereunder from 19,000,000 shares to 23,000,000 shares*, (ii) provide that each share underlying a “full value” award (such as a restricted stock award or restricted stock unit) made after stockholder approval of the amended and restated Plan will be counted as 1.25 shares for purposes of the Plan, (iii) provide that shares tendered to the Company by a Plan participant after stockholder approval of the amended and restated Plan to pay the exercise price of an award or applicable withholding taxes shall not become available for reuse under the Plan and (iv) to provide for a new 10-year term of the Plan beginning on the date that the amended and restated Plan is approved by our stockholders.

3. To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year.

The stockholders will also act on such other business as may properly come before the annual meeting, including any postponements or adjournments thereof. Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

We are enclosing a copy of our Annual Report on Form 10-K for the fiscal year ended July 3, 2010 with the proxy statement that accompanies this notice of meeting. The Annual Report on Form 10-K for the fiscal year ended July 3, 2010 contains consolidated financial statements and other information of interest to you. Holders of record of our common stock at the close of business on September 7, 2010 are entitled to receive this notice and to vote at the annual meeting or any adjournment thereof.

We encourage you to attend the annual meeting in person. However, in order to make sure that you are represented at the annual meeting, we urge you to vote your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card, or complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

By order of the Board of Directors,

Alain Couder
President, Chief Executive Officer and Director
September 9, 2010

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT A PROXY BY CALLING THE TOLL-FREE NUMBER LISTED ON THE PROXY CARD OR ACCESSING THE INTERNET AS INSTRUCTED ON THE PROXY CARD. SUCH ACTION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING.